UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                  ---------------------------------------------

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                           Date of Report: May 8, 2007


                                   MIDAS, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


       01-13409                                            36-4180556
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


1300 Arlington Heights Road, Itasca, Illinois                 60143
---------------------------------------------                -------
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (630) 438-3000

Item 8.01   Other events

            Press release:  Midas announces $50.0 million addition to share repurchase program (See Exhibit 99.1)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 8, 2007                                    MIDAS, INC.

                                                 By:  /s/ William M. Guzik
                                                      --------------------
                                                      William M. Guzik
                                                      Chief Financial Officer

INDEX TO EXHIBITS:


Exhibit
Number                   Description
------                   -----------

99.1 Press release: Midas announces $50.0 million addition to share repurchase program